EXECUTION COPY

                       ASSIGNMENT AND ASSUMPTION AGREEMENT


               ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of January 27, 2006, between Residential Funding Corporation, a Delaware corporation ("RFC") and Residential Funding Mortgage Securities II, Inc., a Delaware corporation (the "Company").


                                    Recitals

               A. RFC has entered into seller contracts ("Seller Contracts") with certain sellers and servicers.

               B. The Company wishes to purchase from RFC certain Mortgage Loans (as hereinafter defined) originated pursuant to the Seller Contracts with respect thereto.

               C. The Company, RFC, as master servicer, and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"), are entering into a Pooling and Servicing Agreement dated as of January 1, 2006 (the "Pooling and Servicing Agreement"), pursuant to which the Company proposes to issue Home Equity Loan Pass-Through Certificates, Series 2006-HSA1 (the "Certificates") consisting of eight classes designated as Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class SB, Class R-I and Class R-II, representing beneficial ownership interests in a trust fund consisting primarily of a pool of closed-end, primarily second lien fixed rate mortgage loans identified on Exhibit D to the Pooling and Servicing Agreement (the "Mortgage Loans").

               D. In connection with the purchase of the Mortgage Loans, the Company will assign to RFC the Class SB, Class R-I and Class R-II Certificates (the "Retained Certificates").

               E. In connection with the purchase of the Mortgage Loans and the issuance of the Certificates, RFC wishes to make certain representations and warranties to the Company.

               F. The Company and RFC intend that the conveyance by RFC to the Company of all its right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan.

               NOW THEREFORE, in consideration of the recitals and the mutual promises herein and other good and valuable consideration, the parties agree as follows:

1. All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

2. Concurrently with the execution and delivery hereof, RFC hereby assigns to the Company without recourse all of its right, title and interest in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans on or after the Cut-off Date. In consideration of such assignment, RFC will receive from the Company, in immediately available funds, an amount equal to $460,949,987.49, including accrued interest, and the Retained Certificates. In connection with such assignment and at the Company's direction, RFC has in respect of each Mortgage Loan endorsed the related Mortgage Note (other than any Destroyed Mortgage Note, as defined in the following sentence) to the order of the Trustee and delivered an assignment of mortgage in recordable form to the Trustee or its agent. A "Destroyed Mortgage Note" means a Mortgage Note the original of which was permanently lost or destroyed.

               The Company and RFC intend that the conveyance by RFC to the Company of all its right, title and interest in and to the Mortgage Loans pursuant to this Section 2 shall be, and be construed as, a sale of the Mortgage Loans by RFC to the Company. It is, further, not intended that such conveyance be deemed to be a pledge of the Mortgage Loans by RFC to the Company to secure a debt or other obligation of RFC. Nonetheless, (a) this Agreement is intended to be and hereby is deemed to be a security agreement within the meaning of Articles 8 and 9 of the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be a grant by RFC to the Company of a security interest in all of RFC's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the related Mortgage Note, the Mortgage, any related insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party", or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 8-106, 9-313 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. RFC shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, RFC shall prepare and deliver to the Company not less than 15 days prior to any filing date, and the Company shall file, or shall cause to be filed, at the expense of RFC, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Company's security interest in or lien on the Mortgage Loans, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of RFC or the Company, (2) any change of location of the place of business or the chief executive office of RFC, or (3) any transfer of any interest of RFC in any Mortgage Loan.

               3. Concurrently with the execution and delivery hereof, the Company hereby assigns to RFC without recourse all of its right, title and interest in and to the Residual Certificates as part of the consideration payable to RFC by the Company pursuant to this Agreement.

               4. RFC represents and warrants to the Company that on the date of execution hereof (or, if otherwise specified below, as of the date so specified):

(a) As of the Cut-off Date, no Mortgage Loan is 30 days or more Delinquent in payment of principal and interest;

(b) The information set forth in Exhibit D to the Pooling and Servicing Agreement with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

(c)  There  is  no  right  of  rescission,   valid  offset,  defense,  claim  or
counterclaim of any obligor under any Mortgage Note or Mortgage except as may be provided under the Servicemembers Civil Relief Act, as amended;

(d) There is no delinquent recording or other tax or fee or assessment lien against any related Mortgaged Property;

(e) There is no proceeding pending or threatened for the total or partial condemnation of the related Mortgaged Property;

(f) There are no mechanics' or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are, or may be liens prior or equal to, or subordinate with, the lien of the related Mortgage;

(g) For each Mortgage Loan, the related Mortgage File contains or will contain each of the documents and instruments specified to be included therein;

(h) The related Mortgage Note and the related Mortgage at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable anti-predatory lending laws and the Constitution of the State of Texas;

(i) A policy of title insurance in the form and amount required by the Program Guide was effective as of the closing of each Mortgage Loan and each such policy is valid and remains in full force and effect, unless the Mortgaged Property is located in the State of Iowa and an attorney's certificate has been provided in accordance with the Program Guide, and a title search or other assurance of title customary in the relevant jurisdiction was obtained with respect to each Mortgage Loan as to which no title insurance policy or binder was issued;

(j) With respect to each Mortgage Loan, the ratio, expressed as a percentage, of
(A) the sum of (i) the Cut-off Date Principal  Balance of such Mortgage Loan and
(ii) any outstanding principal balance, as of the Cut-off Date, of all other mortgage loans, if any, secured by senior or subordinate liens on the related Mortgaged Property, to (B) the Appraised Value, or, to the extent permitted by the Program Guide, the Stated Value of such Mortgaged Property, was not in excess of 100%;

(k) The physical property subject to each Mortgage is free of material damage and is in good repair;

(l) RFC has not received a notice of default of any senior mortgage loan related to a Mortgaged Property which has not been cured by a party other than the related Subservicer;

(m) The Mortgage Rate on each Mortgage Loan will be fixed. No Mortgage Loan is subject to negative amortization;

(n) No more than 17.6% of the Mortgage Loans are secured by Mortgaged Properties located in California;

(o) Immediately prior to the assignment of the Mortgage Loans to the Trustee, RFC had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than a first lien on such Mortgaged Property and the rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest (other than a first lien on such Mortgaged Property and the rights to servicing and related compensation);

(p) Approximately 70.0% of the Mortgage Loans are balloon loans;

(q) No Mortgage Loan will have a remaining term to stated maturity as of the Cut-off Date of less than 33 months. The weighted average remaining term to stated maturity of the Mortgage Loans as of the Cut-off Date will be approximately 198 months. The weighted average original term to maturity of the Mortgage Loans as of the Cut-off Date will be approximately 199 months.
Approximately 0.1% of the Mortgage Loans are fully-amortizing and will have original terms to maturity of approximately five years, with a weighted average remaining term to stated maturity of such Mortgage Loans of approximately 51 months. Approximately 0.5% of the Mortgage Loans are fully-amortizing and will have original terms to maturity of approximately ten years, with a weighted average remaining term to stated maturity of such Mortgage Loans of approximately 119 months. Approximately 11.1% of the Mortgage Loans are fully-amortizing and will have original terms to maturity of approximately fifteen years, with a weighted average remaining term to stated maturity of such Mortgage Loans of approximately 179 months. Approximately 5.1% of the Mortgage Loans are fully-amortizing and will have original terms to maturity of approximately twenty years, with a weighted average remaining term to stated maturity of such Mortgage Loans of approximately 239 months. Approximately 2.0% of the Mortgage Loans are fully-amortizing and will have original terms to maturity of approximately twenty-five years, with a weighted average remaining term to stated maturity of such Mortgage Loans of approximately 342 months. Approximately 70.0% of the Mortgage Loans are balloon loans will have original terms to maturity of approximately fifteen years based on 30-year amortization schedules, with a weighted average remaining term to stated maturity of 179 months;

(r) [Reserved];

(s) Other than with respect to a payment default, there is no material default, breach, violation or event of acceleration existing under the terms of any Mortgage Note or Mortgage and no event which, with notice and expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under the terms of any Mortgage Note or Mortgage, and no such material default, breach, violation or event of acceleration has been waived by RFC or by any other entity involved in originating or servicing a Mortgage Loan;

(t) For each Mortgage Loan, hazard insurance and flood insurance has been obtained which meets all applicable requirements of Section 3.11 of the Pooling and Servicing Agreement, or the Master Servicer will obtain blanket coverage in respect thereof as contemplated in the Pooling and Servicing Agreement;

(u) Each Mortgage Note and each Mortgage is an enforceable obligation of the related Mortgagor;

(v) No instrument of release or waiver has been executed in connection with the Mortgage Loans, and no Mortgagor has been released, in whole or in part from its obligations in connection with a Mortgage Loan;

(w) With respect to each Mortgage Loan that is a second lien, either (i) no consent for the Mortgage Loan was required by the holder of the related prior lien or (ii) such consent has been obtained and is contained in the Mortgage File;

(x) None of the Mortgaged Properties is a mobile home or a manufactured housing unit that is not permanently attached to its foundation;

(y) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A)of the Code and Treasury Regulations Section 1.860G-2(a)(1), (2),
(4), (5) and (6),  without  reliance on the  provisions  of Treasury  Regulation
Section 1.860G-2(a)(3) or Treasury Regulation Section 1.860G-2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified mortgage" notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2),
(4), (5) and (6);

(z) 92.9% of the Mortgage Loans are actuarial mortgage loans, on which 30 days of interest is owed each month irrespective of the day on which the payment is received;

(aa) As of the Cut-off Date, the Mortgage Rates of the Mortgage Loans range between 5.750% per annum and 14.875% per annum, with a weighted average Mortgage Rate of approximately 8.7908% per annum;

(bb) 99.82% of the Mortgage Loans are secured by second liens and the remainder are secured by first liens;

(cc) [Reserved];

(dd) (A) Each Mortgaged Property with respect to the Mortgage Loans consists of a single parcel of real property with a single family residence erected thereon, a two-to-four family residence erected thereon, or improved by an individual condominium unit, planned unit development, townhouse or modular home; (B) with respect to the Mortgage Loans, (i) approximately 38.55% of the Mortgage Loans are secured by real property improved by individual condominium units, planned unit developments (attached and detached), townhouses/rowhouses or modular homes, (ii) approximately 59.49%% of the Mortgage Loans are secured by real property with a single family residence erected thereon and (iii) approximately 1.96% of the Mortgage Loans are secured by real property with a two-to-four family residence;

(ee) 13 of the Mortgage Notes of the Mortgage Loans are missing from the Mortgage File;

(ff) None of the Mortgage Loans are secured by a leasehold interest;

(gg) None of the proceeds of the Mortgage Loans were used to finance the purchase of single premium credit insurance policies and none of the Mortgage Loans contain prepayment penalties that extend beyond five years after the date of origination;

(hh) None of the Mortgage Loans are loans that, under applicable state or local law in effect at the time of origination of such loan, are referred to as (1) "high cost" or "covered" loans or (2) any other similar designation if the law imposes greater restrictions or additional legal liability for residential mortgage loans with high interest rates, points and/or fees;

(ii) RFC has not transferred the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud creditors;

(jj) Each Subservicer meets all applicable requirements under the Pooling and Servicing Agreement, is properly qualified to service the Mortgage Loans and has been servicing the Mortgage Loans prior to the Cut-off Date in accordance with the terms of the Subservicing Agreement;

(kk) All of the Mortgage Loans have been underwritten in substantial compliance with the criteria set forth in the Program Guide;

(ll) The proceeds of each Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder;

(mm) The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

(nn) With respect to Mortgage Loans originated more than 12 months prior to the Cut-off Date (A) none of the obligors under such Mortgage Loans were the subject of a bankruptcy proceeding and (B) no such Mortgage Loan has been 30 or more days delinquent more than twice within 12 months of the Cut-off Date;

(oo) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor's LEVELS(R) Glossary which is now Version 5.6 Revised, Appendix E (attached hereto as Exhibit A)); provided that no representation and warranty is made in this clause 3.1(b)(xli) with respect to 0.5% of the Mortgage Loans (by outstanding principal balance as of the Cut-off Date) secured by property located in the State of Kansas, and with respect to 0.1% of the Mortgage Loans (by outstanding principal balance as of the Cut-off Date) secured by property located in the State of West Virginia; and

(pp) No Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

               Upon discovery by RFC or upon notice from the Company or the Trustee of a breach of the foregoing representations and warranties in respect of any Mortgage Loan, or upon the occurrence of a Repurchase Event as described in Section 5 below, which materially and adversely affects the interests of any holders of the Certificates, the Credit Enhancer or the Company in such Mortgage Loan (notice of which breach or occurrence shall be given to the Company by RFC, if it discovers the same), RFC shall, within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such breach or Repurchase Event in all material respects or, except as otherwise provided in Section 2.03 of the Pooling and Servicing Agreement, either (i) purchase such Mortgage Loan from the Trustee or the Company, as the case may be, at a price equal to the Purchase Price for such Mortgage Loan or (ii) substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan in the manner and subject to the limitations set forth in Section 2.03 of the Pooling and Servicing Agreement. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to this Section 4 was the representation set forth in clause (h) of this Section 4, then RFC shall pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.

               5.  With  respect  to each  Mortgage  Loan,  a  repurchase  event
("Repurchase Event") shall have occurred if it is discovered that, as of the date hereof, the related Mortgage was not a valid first or second lien on the related Mortgaged Property subject only to (i) any related first lien on such Mortgaged Property, (ii) the lien of real property taxes and assessments not yet due and payable, (iii) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other permissible title exceptions as are listed in the Program Guide and (iv) other matters to which like properties are commonly subject which do not materially adversely affect the value, use, enjoyment or marketability of the Mortgaged Property. In addition, with respect to any Mortgage Loan as to which the Company delivers to the Trustee or the Custodian an affidavit certifying that the original Mortgage Note has been lost or destroyed, if such Mortgage Loan subsequently is in default and the enforcement thereof or of the related Mortgage is materially adversely affected by the absence of the original Mortgage Note, a Repurchase Event shall be deemed to have occurred and RFC will be obligated to repurchase or substitute for such Mortgage Loan in the manner set forth in Section 4 above.

               6. RFC hereby represents and warrants to the Company that, with respect to each Mortgage Loan, the REMIC's tax basis in each Mortgage Loan as of the Closing Date is equal to or greater than 100% of the Stated Principal Balance thereof.


               7. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

               IN WITNESS WHEREOF, the parties have entered into this Assignment and Assumption Agreement as of the date first above written.




                             RESIDENTIAL FUNDING CORPORATION



                             By:/s/Benita Bjorgo
                                  Name:    Benita Bjorgo
                                  Title:   Associate



                             RESIDENTIAL FUNDING MORTGAGE SECURITIES, INC.



                             By:/s/Tim Jacobson
                                  Name:    Tim Jacobson
                                  Title:   Vice President

                                    EXHIBIT A



                                                         REVISED July 11, 2005
APPENDIX  E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.



STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
Arkansas                     Arkansas Home Loan Protection Act,       High Cost Home Loan
                             Ark. Code Ann. ss.ss. 23-53-101 et seq.

                             Effective July 16, 2003
---------------------------- ---------------------------------------- --------------------------
Cleveland Heights, OH        Ordinance No. 72-2003 (PSH), Mun. Code   Covered Loan
                             ss.ss. 757.01 et seq.

                             Effective June 2, 2003
---------------------------- ---------------------------------------- --------------------------
Colorado                     Consumer Equity Protection, Colo.        Covered Loan
                             Stat. Ann. ss.ss. 5-3.5-101 et seq.

                             Effective for covered loans offered
                             or entered into on or after
                             January 1, 2003.  Other  provisions of
                             the Act took effect on June 7, 2002
---------------------------- ---------------------------------------- --------------------------
Connecticut                  Connecticut Abusive Home Loan Lending    High Cost Home Loan
                             Practices Act, Conn. Gen. Stat. ss.ss.
                             36a-746 et seq.

                             Effective October 1, 2001
---------------------------- ---------------------------------------- --------------------------
District of Columbia         Home Loan Protection Act, D.C. Code ss.ss.   Covered Loan
                             26-1151.01 et seq.

                             Effective for loans closed on or after
                             January 28, 2003
---------------------------- ---------------------------------------- --------------------------
Florida                      Fair Lending Act, Fla. Stat. Ann. ss.ss.  High Cost Home Loan
                             494.0078 et seq.

                             Effective October 2, 2002
---------------------------- ---------------------------------------- --------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
Mar. 6, 2003)                Ann. ss.ss. 7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
Georgia as amended (Mar.     Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
7, 2003 - current)           Ann. ss.ss. 7-6A-1 et seq.

                             Effective for loans closed on or after
                             March 7, 2003
---------------------------- ---------------------------------------- --------------------------
HOEPA Section 32             Home Ownership and Equity Protection     High Cost Loan
                             Act of 1994, 15 U.S.C. ss. 1639, 12
                             C.F.R. ss.ss. 226.32 and 226.34

                             Effective October 1, 1995, amendments
                             October 1, 2002
---------------------------- ---------------------------------------- --------------------------
Illinois                     High Risk Home Loan Act, Ill. Comp.      High Risk Home Loan
                             Stat. tit. 815, ss.ss. 137/5 et seq.

                             Effective  January  1, 2004
                             (prior  to this  date,
                             regulations under Residential
                             Mortgage License Act
                             effective from May 14, 2001)
---------------------------- ---------------------------------------- --------------------------
Kansas                       Consumer Credit Code, Kan. Stat. Ann.    High Loan to Value
                             ss.ss. 16a-1-101 et seq.                 Consumer Loan (id. ss.
                                                                      16a-3-207)
                                and;
                             Sections 16a-1-301 and 16a-3-207
                             became effective April 14, 1999;
                             Section 16a-3-308a became effective
                             July 1, 1999
---------------------------- ---------------------------------------- --------------------------
                                                                      High APR Consumer Loan
                                                                      (id. ss. 16a-3-308a)
---------------------------- ---------------------------------------- --------------------------
Kentucky                     2003 KY H.B. 287 - High Cost Home Loan   High Cost Home Loan
                             Act, Ky. Rev. Stat. ss.ss. 360.100
                                et seq.

                             Effective June 24, 2003
---------------------------- ---------------------------------------- --------------------------
Maine                        Truth in Lending, Me. Rev. Stat. tit.    High Rate High Fee
                             9-A, ss.ss. 8-101 et seq.                    Mortgage

                             Effective September 29, 1995 and as
                             amended from time to time
---------------------------- ---------------------------------------- --------------------------
Massachusetts                Part 40 and Part 32, 209 C.M.R. ss.ss.   High Cost Home Loan
                             32.00 et seq. and 209 C.M.R. ss.ss.
                             40.01 et seq.

                             Effective March 22, 2001 and amended
                             from time to time
---------------------------- ---------------------------------------- --------------------------
Nevada                       Assembly Bill No. 284, Nev. Rev. Stat.   Home Loan
                             ss.ss. 598D.010 et seq.

                             Effective October 1, 2003
---------------------------- ---------------------------------------- --------------------------
New Jersey                   New Jersey Home Ownership Security Act   High Cost Home Loan
                             of 2002, N.J. Rev. Stat. ss.ss.
                             46:10B-22 et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev.      High Cost Home Loan
                             Stat. ss.ss. 58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
New York                     N.Y. Banking Law Article 6-l             High Cost Home Loan

                             Effective for applications made on or
                             after April 1, 2003
---------------------------- ---------------------------------------- --------------------------
North Carolina               Restrictions and Limitations on High     High Cost Home Loan
                             Cost Home Loans, N.C. Gen. Stat. ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
Ohio                         H.B. 386 (codified in various sections   Covered Loan
                             of the Ohio Code), Ohio Rev. Code Ann.
                             ss.ss. 1349.25 et seq.

                             Effective May 24, 2002
---------------------------- ---------------------------------------- --------------------------
Oklahoma                     Consumer Credit Code (codified in        Subsection 10 Mortgage
                             various sections of Title 14A)

                             Effective July 1, 2000; amended
                             effective January 1, 2004
---------------------------- ---------------------------------------- --------------------------
South Carolina               South Carolina High Cost and Consumer    High Cost Home Loan
                             Home Loans Act, S.C. Code Ann. ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------
West Virginia                West Virginia Residential Mortgage       West Virginia Mortgage
                             Lender, Broker and Servicer Act, W.      Loan Act Loan
                             Va. Code Ann. ss.ss. 31-17-1 et seq.

                             Effective June 5, 2002
---------------------------- ---------------------------------------- --------------------------


STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------- ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Covered Loan
Mar. 6, 2003)                Ann. ss.ss. 7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
New Jersey                   New Jersey Home Ownership Security Act   Covered Home Loan
                             of 2002, N.J. Rev. Stat. ss.ss. 46:10B-22
                             et seq.

                             Effective November 27, 2003 - July 5,
                             2004
---------------------------- ---------------------------------------- --------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
   State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Home Loan
Mar. 6, 2003)                Ann. ss.ss. 7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
New Jersey                   New Jersey Home Ownership Security Act   Home Loan
                             of 2002, N.J. Rev. Stat. ss.ss. 46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev.      Home Loan
                             Stat. ss.ss. 58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
North Carolina               Restrictions and Limitations on High     Consumer Home Loan
                             Cost Home Loans, N.C. Gen. Stat. ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
South Carolina               South Carolina High Cost and Consumer    Consumer Home Loan
                             Home Loans Act, S.C. Code Ann. ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------

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